Address: 201 Center Road, Suite Two Venice, Florida 34285 Email: cfunds@ctrust.com Internet: www.ctrust.com/cfunds.htm	C/Funds Group, Inc. Mutual Fund Series	Directors: D. Bruce Chittock, Chairman Deborah C. Pecheux R. Scott Thompson James R. Woods R. G. "Kelly" Caldwell, Jr., President

SUPPLEMENT
Dated November 27, 2007
to
PROSPECTUS
and
STATEMENT OF ADDITIONAL INFORMATION
of
C/FUNDS GROUP, INC.
Dated February 27, 2007

In the Prospectus, an understatement of 5 year and 10 year Return Before Taxes for C/Growth Stock Fund has been identified in the Annual Average Total Returns table. The correct returns are 8.27% and 9.26% respectively.

In the Statement of Additional Information, Marcia L. DeVries, who has been appointed Secretary of C/Funds Group, Inc., is added to the Management Information, Other Non-Interested Persons section. Address: 329 Aurora Street East, Venice, FL 34285; Age: 39; Position Held with the Company: Secretary; Term of Office and Length of Service: N/A, .6 years; Principal Occupation During Last Five Years: CFO of Trust Companies of America and CFO and Treasurer of Caldwell Trust Company; Number of Portfolios Overseen: None; Other Directorships Held: None.